Exhibit 24.1

M-WISE, INC.

AUTHORIZATION STATEMENT

This statement confirms that the undersigned has authorized and designated Elron Electronic Industries Ltd. to execute and file on the undersigned’s behalf all forms that the undersigned may be required to file with the United States Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”) as a result of the undersigned’s ownership of or transactions in securities of m-Wise, Inc. (“MWIS”). The authority granted under this statement shall continue until the undersigned is no longer required to file forms under Section 16 with respect to the ownership of or transactions in the securities of MWIS, unless earlier revoked in writing.

Signature:    (signed)

Name (print):  DEP Technology Holdings Ltd.

Date:  February 12, 2006

Exhibit 24.2

M-WISE, INC.

AUTHORIZATION STATEMENT

This statement confirms that the undersigned has authorized and designated Elron Electronic Industries Ltd. to execute and file on the undersigned’s behalf all forms that the undersigned may be required to file with the United States Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”) as a result of the undersigned’s ownership of or transactions in securities of m-Wise, Inc. (“MWIS”). The authority granted under this statement shall continue until the undersigned is no longer required to file forms under Section 16 with respect to the ownership of or transactions in the securities of MWIS, unless earlier revoked in writing.

Signature:    (signed)

Name (print):  IDB Holding Corporation Ltd.

Date:  February 12, 2006

Exhibit 24.3

M-WISE, INC.

AUTHORIZATION STATEMENT

This statement confirms that the undersigned has authorized and designated Elron Electronic Industries Ltd. to execute and file on the undersigned’s behalf all forms that the undersigned may be required to file with the United States Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”) as a result of the undersigned’s ownership of or transactions in securities of m-Wise, Inc. (“MWIS”). The authority granted under this statement shall continue until the undersigned is no longer required to file forms under Section 16 with respect to the ownership of or transactions in the securities of MWIS, unless earlier revoked in writing.

Signature:    (signed)

Name (print):  IDB Development Corporation Ltd.

Date:  February 12, 2006

Exhibit 24.4

M-WISE, INC.

AUTHORIZATION STATEMENT

This statement confirms that the undersigned has authorized and designated Elron Electronic Industries Ltd. to execute and file on the undersigned’s behalf all forms that the undersigned may be required to file with the United States Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”) as a result of the undersigned’s ownership of or transactions in securities of m-Wise, Inc. (“MWIS”). The authority granted under this statement shall continue until the undersigned is no longer required to file forms under Section 16 with respect to the ownership of or transactions in the securities of MWIS, unless earlier revoked in writing.

Signature:    (signed)

Name (print):  Discount Investment Corporation Ltd.

Date:  February 12, 2006

Exhibit 24.5

M-WISE, INC.

AUTHORIZATION STATEMENT

This statement confirms that the undersigned has authorized and designated Elron Electronic Industries Ltd. to execute and file on the undersigned’s behalf all forms that the undersigned may be required to file with the United States Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”) as a result of the undersigned’s ownership of or transactions in securities of m-Wise, Inc. (“MWIS”). The authority granted under this statement shall continue until the undersigned is no longer required to file forms under Section 16 with respect to the ownership of or transactions in the securities of MWIS, unless earlier revoked in writing.

Signature:    (signed)

Name (print):  Nochi Dankner

Date:  February 12, 2006

Exhibit 24.6

M-WISE, INC.

AUTHORIZATION STATEMENT

This statement confirms that the undersigned has authorized and designated Elron Electronic Industries Ltd. to execute and file on the undersigned’s behalf all forms that the undersigned may be required to file with the United States Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”) as a result of the undersigned’s ownership of or transactions in securities of m-Wise, Inc. (“MWIS”). The authority granted under this statement shall continue until the undersigned is no longer required to file forms under Section 16 with respect to the ownership of or transactions in the securities of MWIS, unless earlier revoked in writing.

Signature:     (signed)

Name (print):  Shelly Bergman

Date:  February 12, 2006

Exhibit 24.7

M-WISE, INC.

AUTHORIZATION STATEMENT

This statement confirms that the undersigned has authorized and designated Elron Electronic Industries Ltd. to execute and file on the undersigned’s behalf all forms that the undersigned may be required to file with the United States Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”) as a result of the undersigned’s ownership of or transactions in securities of m-Wise, Inc. (“MWIS”). The authority granted under this statement shall continue until the undersigned is no longer required to file forms under Section 16 with respect to the ownership of or transactions in the securities of MWIS, unless earlier revoked in writing.

Signature:      (signed)

Name (print):  Ruth Manor

Date:  February 12, 2006

Exhibit 24.8

M-WISE, INC.

AUTHORIZATION STATEMENT

This statement confirms that the undersigned has authorized and designated Elron Electronic Industries Ltd. to execute and file on the undersigned’s behalf all forms that the undersigned may be required to file with the United States Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”) as a result of the undersigned’s ownership of or transactions in securities of m-Wise, Inc. (“MWIS”). The authority granted under this statement shall continue until the undersigned is no longer required to file forms under Section 16 with respect to the ownership of or transactions in the securities of MWIS, unless earlier revoked in writing.

Signature:       (signed)

Name (print):  Avraham Livnat

Date:  February 12, 2006